UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2002


                             UNIDYN, CORP (UNDY.OB)
             (Exact name of registrant as specified in its charter)

         NEVADA                          33-55254-31               87-0438639
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State of other jurisdiction of    (Commission file number)   (IRS Employer
incorporation)                                               Identification No.)

1433 North Tech Blvd., Suite F104
Gilbert, Arizona                                          85233-1005
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (480) 507-8333
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                              ITEM 5. Other Events

                      Appointment of new Corporate Counsel

     We are pleased to announce the appointment of Akerman, Senterfeit & Eidson, P.A. to handle the many potential legal problems that have been discovered in the current management's review of corporate financial activities prior to June, 2001. Alberto S. Bustamante, partner of Akerman, Senterfeit & Eidson, P.A., will lead UniDyn's legal team in the investigation of alleged criminal activities committed by UniDyn, Corp, its officers, employees and vendors prior to June, 2001. Also, Mr. Bustamante will oversee the attorneys that currently manage the many civil cases currently pending against UniDyn, Corp. For information on Akerman, Senterfeit & Eidson, P.A. please visit their web site, http://www.akerman.com/

     The current management intends to continue to cooperate with Federal and State Authorities in resolving any and all legal issues that currently hamper the viability of this company.

     In March, 2002 the company received notice of three separate new lawsuits:

          1. River Legacy, Randy Jenkins - Trustee, alleging breach of a licensing agreement with regards to the Sterling Project. Dollar amount of the alleged agreement is approximately $900,000.

          2. Randy Jenkins alleging wrongful use of his funds from a COBRA account by a former UniDyn, Corp employee for approximately $8,000.

          3. Pete Silva, small claims court, for alleged commissions due him from Avalon Mfg for approximately $5,000.

              Announcement of Annual Scheduled Stockholders Meeting

     The Board of Directors have set June 15, 2002 for the Annual Scheduled Stockholders' Meeting in Mesa, Arizona. The stockholders of record as of April 31, 2002, will receive the meeting materials and proxy statements by May 15, 2002. Depending on the response and planned attendance, the exact time and location will be determined and announced by May 20, 2002. This information will be available on our corporate web site, http://unidyn.com/

                           Forward Looking Statements

     Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: Except for historical information contained herein, the matters discussed in this filing are forward-looking statements that involve risks and uncertainties, including but not limited to economic, competitive, governmental and technological factors affecting the Company's operations, markets, products and prices and other factors discussed in the Company's various filings with the Securities and Exchange Commission.


                           UniDyn, CORP.


Dated: March 22, 2002       /s/ Jeffrey R. Garman
                           --------------------------------------------
                           By: Jeffrey R Garman, President, CEO and Director

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